UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number            811-3880
                                                                ---------
                         WAYNE HUMMER INVESTMENT TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             300 SOUTH WACKER DRIVE
                               CHICAGO, IL 60606
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                          THOMAS J. ROWLAND, PRESIDENT
                    300 SOUTH WACKER DRIVE CHICAGO, IL 60606
 ------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:     1-800-621-4477
                                                               --------------
                       Date of fiscal year end: 03/31
                                                ---------

                       Date of reporting period: 09/30/05
                                                ---------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 Wayne Hummer(R)
                                   Growth Fund

SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2005


PORTFOLIO MANAGER:

PHOTO OF: THOMAS J. ROWLAND

THOMAS J. ROWLAND


DEAR FELLOW SHAREHOLDER:

The old phrase "an ill wind that blows no good" might seem an apt metaphor for our current hurricane impacted outlook. Katrina and Rita blew across the landscape with ferocious results, leaving behind a tragic loss of life and property.

No prognostication of the trend of the financial markets could ignore the repercussions of these devastating storms. But, would they represent the old one-two punch for the economic KO or, even as they are a substantial hit to the gulf region, a manageable obstacle to the continued prosperity of the nation? One needs to look at the state of affairs preceding these storms to assess their likely long-term impact.

Before Katrina, the economy was growing solidly, with broad improvement in jobs growth, a strong housing market, lean factory inventories, accelerating manufacturing activity, expanding growth in business fixed - investment (serving to offset a slowing in consumer expenditures), and relatively benign price inflation, with the notable exception of energy prices that had already been in an accelerating uptrend prior to the hurricanes. Core inflation has remained low and stable but will likely accelerate going forward. Interest rates, while rising, remain relatively low by historical norms and significantly below the levels of the boom years of the late 90s.

The fact that the Federal Reserve Board (the "Fed") has continued with its 15-month long series of rate hikes even after Katrina, taking the Federal funds rate to 3.75%, indicates a greater near term concern with the potential inflationary pressures associated with higher energy costs than with the risks posed to the economy by higher interest rates. Many observers wrongly believed that the Fed would pause to assess the economic aftershocks of the hurricanes.

Nevertheless, the stock market posted gains during the first half of the Wayne Hummer Growth Fund's (the "Fund") fiscal year, which ended September 30, 2005. The Standard & Poor's Composite Stock Price Index (the "S&P 500")1 gained 5.0%, bringing its calendar year 2005 return to date to 2.8%. Reflecting the continued superior performance of mid-cap stocks, the Russell Midcap Index2 gained 10.4% for this same period, bringing its 2005 year to date return to 10.1%. If current trends persist, calendar year 2005 would mark the sixth consecutive year that mid-cap returns exceed those of large-caps.

The net asset value of a Fund share increased 1.2%3 from $41.45 on March 31, 2005 to $41.93 on September 30, 2005. During the first half of the current fiscal year, there were no dividend or capital gain distributions made to Fund shareholders. For calendar year 2005 thus far the Fund has returned negative1.5%3. Much of your Fund's shortfall in 2005 compared to the above referenced market indices can be attributed to the Fund's relatively light exposure to energy and no exposure to utility stocks, by far the leading performers in the market this year both before and after the impact of the hurricanes.

Looking forward, the biggest economic effects of the hurricanes would seem to be the damage done to the regional gulf coast energy infrastructure, with its attendant effect on energy prices, and government policy response. The region accounts for about a quarter of U.S. crude oil production and a fifth of natural gas production. Immediately impacting the consumer, 50% of refining capacity is located there, the damage to which spiked gasoline prices, and 60% of U.S. crude oil imports come through ports in the gulf. Before the hurricanes the energy demand/supply picture was already tight. At this stage it appears that the impact on energy supplies could be short-term in nature but will likely have somewhat of a depressive effect on the economy for a period of time as discretionary income is squeezed.

The initial post Katrina surge in energy prices has already abated to some extent. Offsetting the economic drag of the disaster, but with a lag, will be the massive fiscal stimulus of federal relief spending. This possibly explains the fact that the stock market actually had risen strongly by the end of the second week after Katrina. Investors became more focused on reconstruction opportunities and the hope of a pause in Fed interest rate tightening. Despite the subsequent market sell-off on rate fears, the S&P 500 managed a 3.6% return for the quarter. The Lehman Brothers Aggregate Bond Index4, reflecting eroding bond market conditions, provided a negative return of 0.7% for the same period.

The Fed reacted, correctly we think, to the threat to the economy posed by the inflationary potential of the rapid rise in energy costs, both before and after the hurricane impact. Nevertheless, the prospect of rising inflation and of continued Fed tightening has managed to unsettle investors, who now expect a negative impact on corporate earnings estimates through at least early next year. At that point, it is expected that the stimulative effect of the reconstruction effort will be well underway.

Massive federal expenditures do raise concerns of inflationary flames being fanned. However, appropriated funding does not translate to immediate outlays. These costs are likely to be expended over a period of years. In addition, federal spending will be at least partially offset by cuts elsewhere and by possible deferral of components of scheduled tax relief (an investment negative).

In essence, we think that the economy will prove resilient in ultimately absorbing the impact of recent events, but that there will be near-term market risk in navigating the transitory recovery period. The greater risk, however, would be in shunning equities for what we think is a manageable isolated event.

As always, we have been pleased being a part of your long-term investment planning.


Sincerely,
/s/ Thomas J. Rowland,
Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust

October 19, 2005


1 The S&P 500 measures the performance of an unmanaged group of 500 widely held large-capitalization U.S. stocks.

2 The Russell Midcap Index measures the performance of an unmanaged group of about 800 medium-sized U.S. companies.

3    Total return does not reflect the 2% sales charge.

4 The Lehman Brothers Aggregate Bond Index is an unmanaged market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX
AND RUSSELL MIDCAP INDEX

Growth of $10,000 initial investment for a 10 year period ended September 30, 2005.

Line Chart:
              Growth Fund         Russell Midcap           S&P 500
1995                 9800                  10000             10000
                    10471                  10322             10601
                    10698                  10943             11170
                    10893                  11252             11665
1996                11091                  11604             12024
                    11714                  12283             13029
                    11940                  12183             13378
                    13677                  13835             15710
1997                14927                  15672             16888
                    15250                  15846             17376
                    16785                  17559             19799
                    16791                  17293             20453
1998                14728                  14730             18418
                    17927                  17445             22339
                    17854                  17363             23451
                    20010                  19250             25105
1999                18843                  17596             23538
                    24769                  20628             27038
                    25233                  22708             27657
                    23851                  21684             26923
2000                24082                  23160             26662
                    23845                  22329             24574
                    21389                  19987             21662
                    22680                  21889             22929
2001                19908                  17981             19568
                    22228                  21074             21660
                    23292                  21968             21720
                    20474                  19870             18812
2002                17536                  16366             15563
                    18308                  17661             16875
                    17057                  17244             16344
                    19836                  20393             18857
2003                20898                  21705             19355
                    23786                  24738             21711
                    24719                  26011             22080
                    25751                  26388             22457
2004                25125                  26166             22035
                    27068                  29740             24069
                    26350                  29666             23551
                    26007                  30906             23874
2005                26655                  32736             24734

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/05

  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                     1 YEAR        5 YEAR      10 YEAR
--------------------------------------------------------------------------------
  WAYNE HUMMER GROWTH FUND
  (assuming 2% sales charge)              3.97%         1.64%       10.30%
--------------------------------------------------------------------------------
  RUSSELL MIDCAP INDEX                   25.10%         7.17%       12.59%
--------------------------------------------------------------------------------
  S&P 500 INDEX                          12.25%        (1.49%)       9.47%
--------------------------------------------------------------------------------

Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Midcap Indices. The S&P 500 and Russell Midcap Indices are unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

Current performance may be higher or lower than the data quoted. For the most current month-end performance information, please call 1-888-621-5588, or visit our web site at www.whummer.com. Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing,

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 9/30/05:
(% of net assets)

Pie Chart:
14.4%    Consumer Discretionary
 7.0%    Consumer Staples
 3.2%    Energy
14.3%    Financials
19.5%    Health Care
 0.8%    Cash and Other
 4.7%    Materials
19.4%    Information Technology
16.7%    Industrials

TOP 10 STOCK HOLDINGS AS OF 9/30/05: (% of net assets)

 1.  QUALCOMM Incorporated (Communications Equipment) ................. 5.3%
 2.  Patterson Companies, Inc. (Distributors - Dental Supplies
      and Equipment) .................................................. 4.8%
 3.  The Cooper Companies, Inc. (Health Care - Specialty
      Health Care Products) ........................................... 4.6%
 4.  Northern Trust Corporation (Banking) ............................. 4.2%
 5.  Fastenal Company (Distribution Wholesale - Building Supplies) .... 4.0%
 6.  McCormick & Company, Incorporated (Foods) ........................ 3.9%
 7.  Kronos Incorporated (Computer Software & Services) ............... 3.6%
 8.  Old Republic International Corporation (Insurance - Finance) ..... 3.6%
 9.  Illinois Tool Works Inc. (Manufacturing - Diversified) ........... 3.4%
10.  Applied Materials, Inc. (Semiconductor Equipment) ................ 3.2%

Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES 4/1/05 - 9/30/05

                                                        Share           Holdings
ADDITIONS                                              Change         on 9/30/05
Biomet, Inc.                                            5,000             90,000
CARBO Ceramics Inc.                                    10,000             10,000
Covance Inc.                                           20,000             20,000
Getty Images, Inc.                                      5,000             30,000
Tractor Supply Company                                 35,000             80,000

                                                        Share           Holdings
REDUCTIONS                                             Change         on 9/30/05
American Italian Pasta Company Class A                 35,000                -0-
Cardinal Health, Inc.                                  60,000             40,000
The Cooper Companies, Inc.                             26,000            100,000
CVS Corporation                                        20,000            180,000
Fastenal Corporation                                   30,000            110,000
Interpublic Group of Companies, Inc.                  185,000                -0-
QUALCOMM Incorporated                                  20,000            200,000



ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Wayne Hummer Growth Fund ("the Fund"), you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees, transfer agency fees, and other Fund expenses. The following examples are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with those of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire six-month period (April 1, 2005 to September 30, 2005).

The table on the next page illustrates the Fund's costs in two ways:

o ACTUAL. The first line of the table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period."

o HYPOTHETICAL. The second line of the table provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. You can assess the Fund's costs by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

     Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional cost, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


  SIX MONTHS ENDED SEPTEMBER 30, 2005
                                     Beginning           Ending       Expenses
  WAYNE HUMMER                   Account Value    Account Value    Paid During
  GROWTH FUND                         4/1/2005        9/30/2005        Period*
--------------------------------------------------------------------------------
  ACTUAL                             $1,000.00        $1,011.60          $5.67
--------------------------------------------------------------------------------
  HYPOTHETICAL                        1,000.00         1,019.30           5.69
--------------------------------------------------------------------------------
    (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

You can find more information about the Fund's expenses, including annual expense ratios for the past five periods, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.


BASIS FOR BOARD APPROVAL OF ADVISORY AGREEMENT

The continuation of the Investment Advisory and Management Agreement was approved by the Board of Trustees, including all of the Trustees who are not parties to the agreement or interested persons of any such party, on July 28, 2005 at a meeting called for that purpose. The Trustees of the Trust, more than 75% percent of whom have never been affiliated with the Investment Adviser ("Independent Trustees"), oversee the management of the Growth Fund and, as required by law, determine annually whether to continue the Investment Advisory and Management Agreement for the Fund.

In connection with their most recent consideration of the Investment Advisory and Management Agreement for the Growth Fund, the Trustees received and reviewed a substantial amount of information provided by the Investment Adviser in response to a request of the Independent Trustees and their legal counsel. In the course of their consideration of the Agreement, the Independent Trustees were advised by their legal counsel, and, in addition to meeting on two separate occasions with management of the Investment Adviser to consider the Agreement, they also met separately in executive session with their counsel.

At a meeting held on July 28, 2005, based on their evaluation of the information provided by the Investment Adviser and other information, the Trustees determined that the overall arrangements between the Fund and the Investment Adviser were fair and reasonable in light of the nature and quality of the services provided by the Investment Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory and Management Agreement for the Fund for an additional one-year period, subject to earlier termination as provided in the Agreement.

In considering the continuation of the Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Agreement are discussed separately below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent and quality of the services of the Investment Adviser, taking into account the investment objective and strategy of the Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Investment Adviser, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by the Investment Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Fund's administrator, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by the Investment Adviser to the Fund were appropriate and consistent with the terms of the Investment Advisory and Management Agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Fund was likely to benefit from the continued provision of those services. They also concluded that the Investment Adviser had sufficient personnel, with the appropriate education and experience to serve the Fund effectively.

PERFORMANCE OF THE FUND

The Trustees considered the short-term and longer term performance of the Fund. They reviewed information comparing the Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark (the Russell Mid-Cap Stock Index) and they also considered the Morningstar ratings of the Fund and the portfolio turnover rate of the Fund. They noted that the performance of the Fund lagged the average performance of its Lipper performance universe for recent periods; the Fund's longer term performance was significantly better than its shorter term performance; the Fund had an overall four star rating by Morningstar (out of a possible five stars); and the Fund had a very low rate of portfolio turnover, which affords shareholders a level of tax efficiency. They concluded that the Fund had achieved its objective over the longer term.

COSTS OF SERVICES PROVIDED

The Trustees examined information on the fees and expenses of the Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of investment advisory fees for the Fund was below the mean advisory fee rate of the peer group of funds selected by Lipper. Moreover, the total expense ratio of the Fund was below the average expense ratio of the Fund's Lipper peer group.

The Trustees considered the methodology used by the Investment Adviser in determining compensation payable to the portfolio manager, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Investment Adviser's management fees for its separate account clients. Although the rate of fee charged to the Fund was higher than the advisory fee for separate accounts having a similar strategy and net assets comparable to those of the Fund, the Trustees noted that the Investment Adviser performs significant additional services for the Fund that it does not provide to those other clients, including administrative services, oversight of the Fund's other service providers, trustee support, regulatory compliance and numerous other services. They also noted that the Investment Adviser would be unlikely to agree to manage new separate accounts at the historic rates charged to the existing separate accounts and that the Investment Adviser received certain ancillary benefits from managing the separate accounts.

The Trustees also considered the profitability to the Investment Adviser and its affiliates of their relationship with the Fund and found the Investment Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Investment Adviser, which they found to be sound.

The Trustees concluded that the management fee and other compensation payable by the Fund to the Investment Adviser and its affiliates were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Investment Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Investment Adviser, the investment performance of the Fund and the expense limitations agreed to by the Investment Adviser.

ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Investment Adviser to experience economies of scale as the assets of the Fund increase. They noted that the Fund pays an advisory fee based on the Fund's average net assets, with reductions in the rate of fee at increased asset levels, and the rate of advisory fee paid by the Fund was below the mean fee rate of the Fund's peer group selected by Lipper. The Trustees concluded that the current fee structure of the Fund was reasonable and that the breakpoints in the fee schedule should provide for a sharing between the Fund and the Investment Adviser of economies of scale if the assets of the Fund increase significantly.

OTHER BENEFITS TO THE INVESTMENT ADVISER

The Trustees also considered benefits that accrue to the Investment Adviser and its affiliates from their relationship to the Fund. They recognized that an affiliate of the Investment Adviser serves the Fund as distributor and shareholder service agent. The Trustees also considered the Investment Adviser's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain a limited amount of research products and services benefiting the Fund and/or other clients of the Investment Adviser. The Trustees concluded that the Investment Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Fund. The Trustees also concluded that, other than the services provided by the Investment Adviser and its affiliates pursuant to the agreements and the fees to be paid by the Fund therefor, the Fund and the Investment Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Investment Adviser derives a modest benefit from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund and that the Fund benefits from the Investment Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Investment Adviser. They further concluded that success of the Fund could attract other business to the Investment Adviser and that the success of the Investment Adviser could enhance the Investment Adviser's ability to serve the Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the Investment Advisory and Management Agreement for the Fund was in the best interest of the Fund and its shareholders.

STATEMENTS OF ASSETS AND LIABILITIES

                                           SEPTEMBER 30, 2005
                                                   (UNAUDITED)    MARCH 31, 2005
================================================================================
  ASSETS
  Investments, at value
     (Cost: $83,070,725 and
     $82,288,358, respectively)                  $168,167,755       $173,315,336
  Cash                                                    344            103,851
  Receivable for investments sold                   1,077,586              - 0 -
  Receivable for Fund Shares sold                      11,313             46,246
  Dividends receivable                                150,408            155,772
  Other                                               106,640            110,623
--------------------------------------------------------------------------------
  Total assets                                    169,514,046        173,731,828
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Payable for investments purchased                 1,833,132              - 0 -
  Payable for Fund Shares redeemed                     69,660              8,628
  Due to Wayne Hummer Asset Management Company        101,782            109,785
  Accrued liabilites                                   35,349             37,547
--------------------------------------------------------------------------------
  Total liabilities                                 2,039,923            155,960
--------------------------------------------------------------------------------
  Net assets applicable to 3,994,076 and
     4,187,733 Shares outstanding, no par
     value, equivalent to $41.93 and $41.45
     per Share, respectively                     $167,474,123       $173,575,868
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                 $73,284,649        $81,352,940
  Net unrealized appreciation of investments       85,097,030         91,026,978
  Undistributed net realized gain on sales
     of investments                                 9,174,567          1,195,950
  Undistributed net investment income (loss)          (82,123)             - 0 -
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding    $167,474,123       $173,575,868
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
     per Share ($167,474,123 / 3,994,076 Shares
     outstanding and $173,575,868 / 4,187,733 Shares
     outstanding, respectively)
     (Unlimited shares authorized)                     $41.93             $41.45
================================================================================
  Maximum offering price per Share
    (net asset value, plus 2.02% of net asset
     value or 2% of
     offering price)                                   $42.79             $42.30
================================================================================


                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                             SIX MONTHS ENDED
                                           SEPTEMBER 30, 2005        YEAR ENDED
                                                   (UNAUDITED)   MARCH 31, 2005
================================================================================
  INVESTMENT INCOME:
  Dividends                                          $855,836        $1,527,828
  Interest                                             25,033            48,714
--------------------------------------------------------------------------------
  Total investment income                             880,869         1,576,542
--------------------------------------------------------------------------------

  EXPENSES:
  Management fees                                     629,874         1,227,396
  Professional fees                                   107,211           145,216
  Trustee fees                                         57,928           119,136
  Transfer agent fees                                  42,000            56,378
  Custodian fees                                       23,600            33,145
  Portfolio accounting fees                            25,552            32,775
  Printing costs                                       13,313            30,335
  Chief Compliance Officer fees                        25,000            23,775
  Registration fees                                    11,264            21,800
  Other                                                27,250            60,496
--------------------------------------------------------------------------------
  Total expenses                                      962,992         1,750,452
--------------------------------------------------------------------------------
  Net investment loss                                 (82,123)         (173,910)
--------------------------------------------------------------------------------

  Net realized gain on sales of investments         7,978,617         5,025,877
  Change in net unrealized appreciation            (5,929,948)        5,711,244
--------------------------------------------------------------------------------
  Net gain on investments                           2,048,669        10,737,121
--------------------------------------------------------------------------------

  Net increase in net assets resulting
   from operations                                 $1,966,546       $10,563,211
================================================================================


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                           SEPTEMBER 30, 2005        YEAR ENDED
                                                   (UNAUDITED)   MARCH 31, 2005
================================================================================
  OPERATIONS:
  Net investment loss                                ($82,123)        ($173,910)
  Net realized gain on sales of investments         7,978,617         5,025,877
  Change in net unrealized appreciation            (5,929,948)        5,711,244
--------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                                 1,966,546        10,563,211
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                 - 0 -             - 0 -
  Net realized gains on investments                     - 0 -        (5,860,113)
--------------------------------------------------------------------------------
  Total dividends to shareholders                       - 0 -        (5,860,113)
--------------------------------------------------------------------------------

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                         2,630,778        14,303,830
  Shares issued upon reinvestment
     of dividends                                       - 0 -         5,678,325
--------------------------------------------------------------------------------
                                                    2,630,778        19,982,155

  Less payments for Shares redeemed                10,699,069        11,939,388
--------------------------------------------------------------------------------
  Increase (decrease) from Fund
     Share transactions                            (8,068,291)        8,042,767
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets          (6,101,745)       12,745,865
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of period                             173,575,868       160,830,003
--------------------------------------------------------------------------------
  End of period (including undistributed
    net investment loss of ($82,123) and
    $0, at September 30, 2005 and
    March 31, 2005, respectively)                $167,474,123      $173,575,868
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                      SIX MONTHS ENDED
                                    SEPTEMBER 30, 2005                          YEAR ENDED MARCH 31,
                                            (UNAUDITED)           2005            2004            2003            2002
  NET ASSET VALUE, BEGINNING
    OF PERIOD                                   $41.45          $40.24          $27.81          $38.31          $35.96
==========================================================================================================================
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.04)          (0.04)           0.00            0.01            0.02
  Net realized and unrealized gains
    (losses) on investments                       0.52            2.72           12.49          (10.18)           3.13
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                0.48            2.68           12.49          (10.17)           3.15

  LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                        0.00            0.00           (0.03)          (0.01)          (0.06)
  Distributions from net
    realized gains
    on investments                                0.00           (1.47)          (0.03)          (0.32)          (0.74)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                             0.00           (1.47)          (0.06)          (0.33)          (0.80)
--------------------------------------------------------------------------------------------------------------------------

  NET ASSET VALUE, END OF PERIOD                $41.93          $41.45          $40.24          $27.81          $38.31
==========================================================================================================================
  TOTAL RETURN (a)                               1.16%           6.60%          44.92%         (26.77%)          8.90%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)           167,474         173,576         160,830         114,788         164,797
  Ratio of total expenses to average
    net assets                                   1.13% (b)       1.06%           1.02%           0.96%           0.89%
  Ratio of net investment income
    (loss) to average net assets                (0.10%) (b)     (0.10%)          0.00%           0.04%           0.08%
  Portfolio turnover rate                           5% (b)          8%              5%              6%              5%


  NOTES TO FINANCIAL HIGHLIGHTS:
  a.) Excludes sales charge of 2% which was effective August 1, 1999 for new accounts.
  b.) Ratios have been determined on an annualized basis.
==========================================================================================================================

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)


                           NUMBER OF SHARES             VALUE
-------------------------------------------------------------
COMMON STOCKS (99.2%)

CONSUMER DISCRETIONARY 14.4%
H&R Block, Inc.                     200,000       $ 4,796,000
Borders Group, Inc.                 150,000         3,325,500
Gentex Corporation                  200,000         3,480,000
Getty Images, Inc. (a)               30,000         2,581,200
Royal Caribbean Cruises Ltd.        100,000         4,320,000
The E.W. Scripps Company
  Class A                            40,000         1,998,800
Tractor Supply Company (a)           80,000         3,652,000
-------------------------------------------------------------
                                                   24,153,500

CONSUMER STAPLES 7.0%
CVS Corporation                     180,000         5,221,800
McCormick & Company,
  Incorporated                      200,000         6,526,000
-------------------------------------------------------------
                                                   11,747,800

ENERGY 3.2%
BJ Services Company                 130,000         4,678,700
CARBO Ceramics Inc.                  10,000           659,900
-------------------------------------------------------------
                                                    5,338,600

FINANCIALS 14.3%
Capital One Financial
  Corporation                        50,000         3,976,000
Cincinnati Financial
  Corporation                        99,225         4,156,535
Northern Trust Corporation          140,000         7,077,000
Old Republic International
  Corporation                       225,000         6,000,750
TCF Financial Corporation           100,000         2,675,000
-------------------------------------------------------------
                                                   23,885,285

HEALTH CARE 19.5%
Biomet, Inc.                         90,000         3,123,900
Cardinal Health, Inc.                40,000         2,537,600
The Cooper Companies, Inc.          100,000         7,661,000
Covance Inc. (a)                     20,000           959,800
Fisher Scientific International
  Inc. (a)                           78,400         4,864,720
Health Management Associates,
  Inc.                              175,000         4,107,250
Patterson Companies, Inc. (a)       200,000         8,006,000
STERIS Corporation                   60,000         1,427,400
-------------------------------------------------------------
                                                   32,687,670

INDUSTRIALS 16.7%
Avery Dennison Corporation           95,000         4,977,050
Cintas Corporation                  100,000         4,105,000
Fastenal Company                    110,000         6,719,900
IDEX Corporation                     75,000         3,191,250
Illinois Tool Works Inc.             70,000         5,763,100
Regal-Beloit Corporation            100,000         3,244,000
-------------------------------------------------------------
                                                   28,000,300

INFORMATION TECHNOLOGY 19.4%
Applied Materials, Inc.             320,000         5,427,200
Fiserv, Inc. (a)                    100,000         4,587,000
Kronos Incorporated (a)             135,000         6,026,400
Molex Incorporated  Class A         100,000         2,571,000
Photronics, Inc. (a)                150,000         2,910,000
QUALCOMM Incorporated               200,000         8,950,000
Zebra Technologies
  Corporation Class A (a)            50,000         1,954,500
-------------------------------------------------------------
                                                   32,426,100

                           NUMBER OF SHARES             VALUE
-------------------------------------------------------------

MATERIALS 4.7%
Pactiv Corporation (a)              145,000      $  2,540,400
RPM International, Inc.             125,000         2,300,000
Sonoco Products Company             110,000         3,004,100
-------------------------------------------------------------
                                                    7,844,500
-------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost:  $80,986,725)                              166,083,755
-------------------------------------------------------------

                 See accompanying notes to financial statements.

                                                        VALUE
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.2%)

REPURCHASE AGREEMENT (1.2%)
State Street Bank and Trust Co. ($2,084,000 par
collateralized by U.S Government obligations in a
pooled cash account, interest rate of 2.50%, dated
9/30/05, to be sold on 10/03/05 at $2,084,434)
(Cost: $2,084,000)                                 $2,084,000
-------------------------------------------------------------

TOTAL INVESTMENTS (100.4%)
(Cost: $83,070,725) (b)                          $168,167,755

LIABILITIES, LESS CASH AND
  OTHER ASSETS (-0.4%)                               (693,632)
-------------------------------------------------------------

NET ASSETS (100.0%)                             $ 167,474,123
=============================================================

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Non-income producing security.
(b) Based on the cost of investments of $83,070,725 for federal income tax purposes at September 30, 2005, the aggregate gross unrealized appreciation was $87,577,339, the aggregate gross unrealized depreciation was $2,480,309 and the net unrealized appreciation of investments was $85,097,030.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Wayne Hummer Growth Fund (the "Fund") is an investment portfolio of Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust. The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund is diversified and seeks to achieve long-term capital growth.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

A security (other than a fixed income security or debt security or security for which the primary market is NASDAQ) is valued at the last reported sale price for such security on its principal exchange. A security for which the primary market is NASDAQ is valued at the NASDAQ Official Closing Price as defined by NASDAQ, and in the absence of any Official Closing Price on the valuation date, the security is valued at the last reported sale price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the security is valued at the last reported sale price prior to that day if that price is between the closing bid and asked prices on the valuation date or otherwise at the midpoint of such bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Repurchase Agreements are valued at cost. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for regular session trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends and capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions paid during fiscal year 2005 was as follows:

                                                                      YEAR ENDED
                                                                  MARCH 31, 2005
--------------------------------------------------------------------------------
  Distributions paid from:
    Ordinary income                                                  $       -0-
    Long-term capital gain                                             5,860,113
--------------------------------------------------------------------------------
                                                                     $ 5,860,113
================================================================================

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund. The tax basis of distributions and accumulated net investment income will be determined based upon the Fund's tax year-end of March 31, 2006, in accordance with applicable tax law.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income                                      $       -0-
  Undistributed long-term gain                                         1,195,950
  Unrealized appreciation                                             91,026,978
--------------------------------------------------------------------------------
                                                                     $92,222,928
================================================================================

 5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. During the period ended September 30, 2005, and the year ended March 31, 2005, the Fund incurred management fees of $629,874 and $1,227,396, respectively, amounting to approximately 0.74% of average daily net assets of the Fund. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of average daily net assets of the Fund. There were no reimbursements from the Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2005, and the year ended March 31, 2005, the Fund incurred fees of $25,552 and $32,775, respectively, for portfolio accounting services, which included $18,000 and $17,775, respectively, in out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $27,459 and $80,864 from the sale of Fund Shares during the period ended September 30, 2005, and the year ended March 31, 2005, respectively, all of which were paid to brokers affiliated with the Distributor.

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940), is also a Director of the Investment Adviser, Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2005, and the year ended March 31, 2005, the Fund made no payments to its officers or interested trustees. Trustees' fees and expenses paid by the Fund during the period ended September 30, 2005, and the year ended March 31, 2005 were $57,928 and $119,136, respectively. The Fund also bears a portion of the compensation of the Trust's Chief Compliance Officer.

6. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows:

                                             SIX MONTHS ENDED         YEAR ENDED
                                           SEPTEMBER 30, 2005     MARCH 31, 2005
--------------------------------------------------------------------------------
  Purchases                                       $ 3,884,914        $14,653,107
--------------------------------------------------------------------------------
  Proceeds from sales                             $11,665,957        $12,709,790
--------------------------------------------------------------------------------

7. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                             SIX MONTHS ENDED        YEAR ENDED
                                           SEPTEMBER 30, 2005    MARCH 31, 2005
--------------------------------------------------------------------------------
  Shares sold                                          63,799           345,873
  Shares issued upon reinvestment of dividends            -0-           134,589
--------------------------------------------------------------------------------
                                                       63,799           480,462
  Shares redeemed                                    (257,456)         (289,784)
--------------------------------------------------------------------------------
  Net increase (decrease) in Shares outstanding      (193,657)          190,678
================================================================================

FEDERAL TAX STATUS OF 2005 DIVIDENDS

The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

INFORMATION ABOUT FUND'S PROXY VOTING
RECORD AND POLICY AND PROCEDURES

A description of the guidelines that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-621-5588, or on the Fund's website at www.whummer.com, and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-888-621-5588, or on the Fund's website at www.whummer.com, and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You can request a copy by calling 1-888-621-5588, or you can access this information on the Fund's website at www.whummer.com or on the SEC's website at www.sec.gov. These Form N-Qs also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND OVERVIEW

The investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term capital growth. The Investment Adviser seeks to identify promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

SYSTEMATIC INVESTING

Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN

You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN

You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS

By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

IRA OR RETIREMENT PLANS

Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Financial Advisor for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: WWW.WHUMMER.COM

Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.


CONTACT THE FUND AT 1-888-621-5588 OR YOUR FINANCIAL ADVISOR AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

Patrick B. Long         Joseph Alaimo           Joel D. Gingiss
Chairman                Charles V. Doherty      James J. Riebandt

START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Financial Advisor or the Fund.



CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive    Chicago, Illinois 60606-6607

INTERNET    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

                              Logo: WH Wayne Hummer(R)
                                    INVESTMENTS

                                   Distributor                             10/05

We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.

300 South Wacker Drive
Chicago, Illinois 60606-6607

PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

ITEM 2. CODE OF ETHICS.

(a) Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(b) There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics (the "Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this Item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and have concluded that the registrant's disclosure controls and procedures are effective.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) (1) Code of Ethics - Form N-CSR disclosure requirement is not applicable to this filing of a semi-annual report.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 (a) under the Investment Company Act of 1940, are attached.

    (3) Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wayne Hummer Investment Trust

By:      /s/ Thomas J. Rowland
         ----------------------------
         Thomas J. Rowland, President

Date:    November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas J. Rowland
         ---------------------------
         Thomas J. Rowland, President (Principal Executive Officer)

Date:  November 16, 2005

By       /s/ Jean M. Maurice
         ---------------------------
         Jean M. Maurice, Treasurer and Secretary (Principal Financial Officer)

Date: November 16, 2005